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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)   April 27, 2004
                                                          ------------------

                                  NETGURU, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-28560                   22-2356861
          --------                    -------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

             22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA 92887
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (714) 974-2500
                                                          --------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On December 4, 2003, netGuru, ("the Company") entered into a certain Securities Purchase Agreement ("Agreement"), with Laurus Master Fund, Ltd.("Laurus"). Pursuant to the Agreement, the Company sold to Laurus a convertible note ("Convertible Note") in the original principal amount of $1,400,000 that is scheduled to mature on December 4, 2006. The Company previously borrowed $900,000 from Laurus pursuant to a certain $4,000,000 Secured Convertible Note dated July 31, 2003 ("July 2003 Note"). The outstanding balance of $900,000 under the July 2003 Note was refinanced with Laurus along with $500,000 of additional borrowings for a total of $1,400,000 in principal outstanding under the Convertible Note. In consideration for the purchase of the Convertible Note, the Company paid Laurus Capital Management, LLC, a $10,000 fee.

         On April 27, 2004, the Company amended and restated the Convertible Note to reflect an additional $1,000,000 that the Company borrowed on April 27, 2004, so that the principal amount on the Convertible Note was increased to $2,400,000 from $1,400,000 (the "Amended and Restated Note"). The Amended and Restated Note matures on December 4, 2006. The net proceeds from the sale of the Amended and Restated Note have been used for working capital.

         The Amended and Restated Note requires monthly interest payments in arrears, and payment of a portion of the principal, through the maturity date on December 4, 2006, on the first business day of each month beginning August 1, 2004. The amount of monthly principal payment was increased from $30,000 to $50,000. The Company is required to pay any remaining balance of principal including any accrued and unpaid interest on the maturity date. The Amended and Restated Note, which, bears an annual interest rate of the greater of 5% or prime rate plus 1% and may be repaid, at the Company's option, in cash or through the conversion of a portion of the Amended and Restated Note reflecting the scheduled principal payment into shares of the Company's common stock. The Company's option to pay the monthly principal amount by conversion into shares is at the fixed conversion price of $1.30 per share if the shares are registered with the Securities and Exchange Commission ("SEC") for public resale and the average closing price of the common stock for the 10 trading days preceding a repayment date is at least 110% of the fixed conversion price. If it is not, and the Company had previously elected to pay all or a portion of the monthly amount in shares of common stock, then the Company, in its sole discretion, must determine whether to (i) pay the monthly amount in cash; or (ii) require Laurus to convert all or part of the monthly amount that is payable in shares of common stock at a conversion price of 85% of the average of the three lowest closing prices during the 20 trading days immediately preceding the conversion date. Additionally, in the event of a default, the conversion price shall be equal to the lower of (1) the fixed conversion price; or (2) 70% of the average of three lowest closing prices for the Company's common stock during the twenty (20) trading days immediately preceding the conversion date.

         The Amended and Restated Note also includes a right of conversion at Laurus' option. If Laurus exercises its conversion right at any time or from time to time at or prior to maturity, the Amended and Restated Note will be convertible into shares of the Company's common stock at the fixed conversion price of $1.30 per share, subject to adjustments for stock splits, combinations and dividends and for shares of common stock issued for less than the fixed conversion price (unless exempted pursuant to the Agreement).

         In conjunction with this amendment, Laurus Capital Management, LLC was paid an additional fee of $10,000. The Company has agreed to file a registration statement with the SEC to register the public resale by Laurus of the common stock to be issued upon conversion of the Note.

         As security for payment of the Amended and Restated Note, the Company and each of its U.S. subsidiaries granted to Laurus a general security interest in their assets. Each of the Company's U.S. subsidiaries also signed a guaranty of payment in favor of Laurus.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

         Exh. No.        Description
         --------        -----------

         10.1 Amended and Restated Convertible Note dated December 4, 2003 in the principal amount of $2,400,000 made by netGuru, Inc. in favor of Laurus Master Fund, Ltd.
         99.1 Press release dated May 26, 2004, titled "netGuru, Inc. Reports Fiscal 2004 Fourth-Quarter and Year-End Results."(1)
         99.2 Transcript of the "netGuru Fiscal 2004 Fourth-Quarter and Year-end Earnings Conference Call" (1)

         (1) As discussed in Item 12 of this report, these exhibits are being "furnished to" and not "filed with" the SEC.



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 26, 2004, the Company held a public conference call featuring a presentation by senior management that included a discussion of the Company's results of operations and financial condition as of and for the quarter and year ended March 31, 2004. The entire transcript of the conference call is included in Item 7 of this report. In addition, the Company issued a related press release dated May 26, 2004, the full text of which is also included in Item 7 of this report.

         The information contained in this Item 12 and in the press release and conference call script that are included in Item 7 of this report are being "furnished to" the SEC in accordance with SEC Release Nos. 33-8216 and 34-47226 and shall not be deemed "filed with" the SEC for purposes of Section 18 of the Securities Exchange of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 12, in the press release and conference call script that are included in Item 7 of this report shall not be deemed incorporated by reference into any registration statement, proxy statement or other report except as shall be expressly set forth by specific reference in such filing and regardless of any general incorporation language in such filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 2, 2004                        NETGURU, INC.

                                       By: /s/ BRUCE NELSON
                                           -------------------------------------
                                           Bruce Nelson, Chief Financial Officer



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                         EXHIBITS FILED WITH THIS REPORT

Exh. No.            Description
--------            -----------

10.1 Amended and Restated Convertible Note dated December 4, 2003 in the principal amount of $2,400,000 made by netGuru, Inc. in favor of Laurus Master Fund, Ltd.
99.1 Press release dated May 26, 2004, titled "netGuru, Inc. Reports Fiscal 2004 Fourth-Quarter and Year-End Results."
99.2 Transcript of the "netGuru Fiscal 2004 Fourth-Quarter and Year-end Earnings Conference Call"